UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 20, 2016

Citigroup Commercial Mortgage Trust 2016-GC36

(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001663645)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.
(Central Index Key number: 0001541001)

Goldman Sachs Mortgage Company
(Central Index Key number: 0001541502)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key number: 0001558761)

Starwood Mortgage Funding I LLC
(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-01	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On February 17, 2016 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer (the “Master Servicer”), Wells Fargo Bank, National Association, as special servicer (in such capacity, the “Special Servicer”) and as certificate administrator, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 (the “Certificates”). The Pooling and Servicing Agreement was previously filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated April 12, 2016 and filed with the Securities and Exchange Commission on April 12, 2016.

Certain classes of the Certificates were offered for sale to the public, pursuant to the Depositor’s Prospectus, dated February 3, 2016 (the “Prospectus”) and filed with the Securities and Exchange Commission on February 17, 2016.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. As of the Closing Date, the assets of the Issuing Entity consist primarily of 58 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 104 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus as 215 West 34th Street & 218 West 35th Street (the “215 West 34th Street & 218 West 35th Street Mortgage Loan”) is part of a loan combination (the “215 West 34th Street & 218 West 35th Street Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “215 West 34th Street & 218 West 35th Street Pari Passu Companion Loan” and, collectively, the “215 West 34th Street & 218 West 35th Street Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. As of the Closing Date, the 215 West 34th Street & 218 West 35th Street Companion Loan evidenced by the non-controlling promissory note A-3 was part of the mortgage pool backing the CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “CFCRE 2016-C3 Certificates”), and during the period from the Closing Date to May 18, 2016,  (a) the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination was serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C3 Certificates, dated as of January 1, 2016 (the “CFCRE 2016-C3 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, paying agent and custodian, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wilmington Trust, National Association, as trustee, and (b) Berkeley Point Capital LLC acted as primary servicer with respect to the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination pursuant to the Primary Servicing Agreement, dated as of January 1, 2016 (the “CFCRE 2016-C3 Primary Servicing Agreement”), between Wells Fargo Bank, National Association and Berkeley Point Capital LLC. The CFCRE 2016-C3 PSA was previously filed as Exhibit 4.3 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 22, 2016 and filed with the Securities and Exchange Commission on February 22, 2016. The CFCRE 2016-C3 Primary Servicing Agreement was previously filed as Exhibit 10.7 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 17, 2016 and filed with the Securities and Exchange Commission on February 18, 2016.

On May 18, 2016, the 215 West 34th Street & 218 West 35th Street Pari Passu Companion Loan evidenced by the controlling note A-1 was contributed to the commercial mortgage securitization transaction involving the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “CFCRE 2016-C4 Certificates”), and from and after May 18, 2016, the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination has been (and is expected to continue to be) serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016 (the “CFCRE 2016-C4 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor (the “CFCRE 2016-C4 Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CFCRE 2016-C4 Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “CFCRE 2016-C4 Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee (in such capacity, the “CFCRE 2016-C4 Trustee”). The CFCRE 2016-C4 Master Servicer and the CFCRE 2016-C4 Special Servicer are responsible for servicing the 215 West 34th Street & 218 West 35th Street Mortgage Loan and administering the related mortgaged property.  In addition, from and after May 18, 2016, Berkeley Point Capital LLC has been acting (and is expected to continue to act) as primary servicer with respect to the 215 West 34th Street & 218 West 35th Street Mortgage Loan Combination pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2016 (the “CFCRE 2016-C4 Primary Servicing Agreement”), between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

The CFCRE 2016-C4 PSA and the CFCRE 2016-C4 Primary Servicing Agreement, in the form most recently filed with the Securities and Exchange Commission by the CFCRE 2016-C4 Depositor, are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee.
Exhibit 10.1	Primary Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2016		CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-GC36 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement governing the issuance of the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and U.S. Bank National Association, as certificate administrator and as trustee.	(E)
10.1	Primary Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.	(E)